UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      -----------------------------------

                                   FORM 8-K/A
                             (AMENDMENT NO. 2)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      -----------------------------------


    Date of Report (Date of Earliest Event Reported): DECEMBER 28, 2005
                               (NOVEMBER 15, 2005)

                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)

                      COLORADO            000-28947           84-1374613
     (State or Other Jurisdiction     (Commission File     (I.R.S. Employer
            of Incorporation)             Number)       Identification Number)

                                13855 STOWE DRIVE
                             POWAY, CALIFORNIA 92064
               (Address of Principal Executive Offices) (Zip Code)

Registrant's  telephone  number,  including  area  code:  (858)  375-2030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



--------------------------------------------------------------------------------


                                      PAGE


Explanatory Note - This Amendment No. 2 to Form 8-K/A is being filed solely for the purpose of re-filing the redacted Exhibit 10.1 (Falcon Launch Services Agreement dated November 15, 2005) to correct an inadvertent redaction and does not reflect any events occurring after the date of filing of the original Form 8-K, Amendment no. 1 to Form 8-K/A or otherwise modify or update any of the information contained therein.


ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENTS

SpaceDev, Inc., ("SpaceDev") entered into a Falcon Launch Services Agreement dated November 15, 2005 with Space Exploration Technologies Corporation, a Delaware corporation ("SpaceX") pursuant to which SpaceX is to provide specified launch services on a Falcon 1 launch vehicle. SpaceDev is purchasing a Falcon 1 launch vehicle and certain services in connection with a launch tentatively scheduled in May 2008 of the Falcon 1 vehicle, together with payloads to be arranged by SpaceDev that are expected to consist of microsatellites and/or nanosatellites.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(d)  Exhibits.

EXHIBIT  DESCRIPTION     EXHIBIT  NO.
Falcon  Launch  Services  Agreement  dated  November  15,  2005          10.1*
Press  Release  dated  November  22,  2005                        99.1+

* Registrant requested confidential treatment pursuant to Rule 406 for a portion of the referenced exhibit and is filing a redacted version with this report.


+  Previously  Filed



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated  as  of  December  28,  2005.


     SPACEDEV,  INC.

     By:     /s/  Richard  B.  Slansky
          Richard  B.  Slansky
          President  &  Chief  Financial  Officer
          ---------------------------------------

                                  EXHIBIT INDEX

EXHIBIT  DESCRIPTION     EXHIBIT  NO.
Falcon  Launch  Services  Agreement  dated  November  15,  2005          10.1*
Press  Release  dated  November  22,  2005                        99.1+

* Registrant requested confidential treatment pursuant to Rule 406 for a portion of the referenced exhibit and is filing a redacted version with this report.


+  Previously  Filed